FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 7, 1999



                       CENTURY PENSION INCOME FUND XXIII
             (Exact name of registrant as specified in its charter)


             California                0-14528               94-2963120
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Medtronics was sold by Century Pension Income Fund XXIII (the "Registrant") on December 7, 1999. The property was sold to 18011 Mitchell South, LLC, a California Limited Liability Company, an unrelated party, for $2,850,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro Forma Financial Information

The required pro forma information will be provided in the Registrant's annual report on Form 10-K for the year ended December 31, 1999.

(c)  Exhibits

     10.3 Purchase and Sale Contract between Registrant and 18011 Mitchell,
          LLC, a California Limited Liability Company, dated September 23, 1999.

     10.4 First Amendment to Purchase and Sale Contract between Registrant and 18011 Mitchell, LLC, a California Limited Liability Company, dated November 10, 1999.

     10.5 Second Amendment to Purchase and Sale Contract between Registrant and 18011 Mitchell, LLC, a California Limited Liability Company, dated November 23, 1999.

     10.6 Third Amendment to Purchase and Sale Contract between Registrant and 18011 Mitchell, LLC, a California Limited Liability Company, dated November 30, 1999.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CENTURY PENSION INCOME FUND XXIII


                                   By:  FOX PARTNERS V
                                        Its General Partner


                                   By:  FOX CAPTIAL MANAGEMENT CORPORATION
                                        Its Managing General Partner


                                   By:  /s/ Patrick J. Foye
                                        Executive Vice President


                                   Date: December 21, 1999